                                                                   EXHIBIT 10.21


                              AMENDED AND RESTATED
                            SERIES E VOTING AGREEMENT

         This AMENDED AND RESTATED SERIES E VOTING AGREEMENT (this "Agreement") is made as of this 10th day of November 2000 by and among Digirad Corporation, a Delaware corporation (the "Company"), holders of a majority of the Series E Preferred Stock of the Company identified on SCHEDULE A attached hereto under the heading "Existing Investors" (the "Existing Investors") and each of the purchasers of the Series E Preferred Stock of the Company identified on SCHEDULE A attached hereto under the heading "New Investors" (the "New Investors"). The Existing Investors and the New Investors are collectively referred to herein as, individually, an "Investor" and, collectively, the "Investors."

                                    RECITALS

         A. The Company has previously sold and issued shares of its Series E Preferred Stock to the Existing Investors, pursuant to which the Existing Investors have become parties to that certain Series E Voting Agreement dated June 23, 1998, as amended by that certain Amendment Number One to the Series E Voting Agreement dated March 15, 2000 and that certain Addendum to Amendment Number One to the Series E Voting Agreement dated April 6, 2000 (collectively, the "Voting Agreement");

         B. The Company desires to sell and issue shares of its Series E Preferred Stock pursuant to that certain Fourth Additional Series E Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         C. As an inducement to the New Investors to purchase shares of its Series E Preferred Stock, the Company and the Existing Investors all desire to completely amend and restate the Voting Agreement pursuant to Section 2(d) with respect to the matters set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein it is hereby agreed:

         1.       VOTING OF SHARES.

                  (a) Only with respect to a proposal submitted for stockholder vote for matters on which the Series E Preferred Stock has a separate series voting right as provided by applicable law (a "Stockholder Proposal"), each Investor agrees to vote its shares of Series E Preferred Stock in connection with such separate series voting right for or against such Stockholder Proposal in the same proportion as a majority of the then outstanding shares of all series of Preferred Stock (voting as a single class) are voted or abstain.

                  (b) Notwithstanding subsection (a) above, (i) with respect to any proposal submitted for stockholder vote that meets the criteria set forth in
Article IV, Section B(8)(d) of the Amended and Restated Certificate of Incorporation, the Investor will not be subject to the restrictions of subsection(a) above.

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         2. SUCCESSORS AND ASSIGNS. This Agreement shall bind each Investor and each and all of the heirs, executors, administrators, personal representatives, successors, and assigns thereof, and shall inure to the benefit of the Investor, and its permitted transferees.

         3. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one instrument. The parties contemplate that Additional Closings may occur under the Purchase Agreement by which additional shares of Series E Preferred Stock will be sold to certain investors. Such new investors shall become party to this Agreement by executing counterpart signature pages and no further signature shall be required by the Company, the Existing Investors or the New Investors. Such investors shall be deemed to be "New Investors" and "Investors" under this Agreement for all purposes hereunder.

         4. SEVERABILITY. If in any judicial proceedings, a court shall refuse to enforce any of the provisions of this Agreement, then such unenforceable provision shall be deemed modified or limited so as to effectuate, to the maximum extent possible, the parties' expressed intent, and if no such modification or limitation could render it enforceable it shall be eliminated from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so eliminated and shall be enforceable in accordance with its terms.

         5. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supercedes all prior agreements with regard to such subjects.

         6. AMENDMENTS. This Agreement may not be amended, modified or terminated, except with the written consent of the Company and Investors holding a majority in interest of the Series E Preferred Stock.

         7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Delaware without regard to principles of conflict of laws.

         8. REMEDIES. Each of the parties hereby acknowledges and agrees that the legal remedies available, in the event the covenants and agreements made in this Agreement are violated, would be inadequate and that any party shall be entitled, without posting any bond or other security, to temporary, preliminary and permanent injunctive relief, specific performance and other equitable remedies in the event of such a violation, in addition to any other remedies which such party may have at law or in equity.

         9. ATTORNEYS' FEES. In any legal proceeding arising out of this Agreement, including with respect to any instrument, document or agreement made under or in connection with this Agreement, the prevailing party shall be entitled to recover its costs and actual attorneys' fees. As used in this Agreement, "actual attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual hourly fees charged by the attorneys performing such services.


                                       2

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         IN WITNESS WHEREOF, the undersigned have caused this agreement to be signed as of the date first set forth above.


COMPANY:                            DIGIRAD CORPORATION:

                                    By: /s/ Scott Huennekens
                                        ------------------------------
                                        Scott Huennekens, President

                          Address:  9350 Trade Place
                                    San Diego, CA 92126-6334

EXISTING INVESTORS:                 KINGSBURY CAPITAL PARTNERS, L.P., III
                                    KINGSBURY CAPITAL PARTNERS, L.P.
                                    KINGSBURY CAPTIAL PARTNERS, L.P. II

                                    By: Kingsbury Associates, L.P.,
                                        Its General Counsel

                                    By: /s/ Timothy J. Wollaeger
                                        ------------------------------
                                        Timothy J. Wollaeger,
                                        General Partner

                          Address:  3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122

                                    SORRENTO GROWTH PARTNERS I, L.P.

                                    By: Sorrento Equity Growth Partners I, L.P.,
                                        Its General Partner

                                    By: Sorrento Associates, Inc.,
                                        Its General Partner

                                    By: /s/ Robert M. Jaffee
                                        ------------------------------
                                        Robert M. Jaffee, President


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                    SORRENTO VENTURES II, L.P.

                                    By: Sorrento Equity Partners, L.P.,
                                        Its General Partner

                                    By: Sorrento Associates, Inc.,
                                        Its General Partner

                                    By: /s/ Robert M. Jaffee
                                        ------------------------------
                                        Robert M. Jaffee, President

                                    SORRENTO VENTURES III, L.P.

                                    By: Sorrento Equity Partners, III, L.P.,
                                        Its General Partner

                                    By: Sorrento Associates, Inc.,
                                        Its General Partner

                                    By: /s/ Robert M. Jaffee
                                        ------------------------------
                                        Robert M. Jaffee, President

                                    SORRENTO VENTURES CE, L.P.

                                    By: Sorrento Equity Partners, III, L.P.,
                                        Its General Partner

                                    By: Sorrento Associates, Inc.,
                                        Its General Partner

                                    By: /s/ Robert M. Jaffe
                                        ------------------------------
                                        Robert M. Jaffee, President

                          Address: 4370 La Jolla Village Drive, Suite 1040 San Diego, CA 92122


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

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                                    VECTOR LATER-STAGE EQUITY FUND, L.P.

                                    By: Vector Fund Management, II, L.L.C.
                                        Its General Partner

                                    By: /s/ Douglas Reed
                                        ------------------------------
                                        Douglas Reed, M.D.
                                        Managing Director


                                    VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                    By: Vector Fund Management, II, L.L.C.
                                        Its General Partner

                                    By: /s/ Douglas Reed
                                        Douglas Reed, M.D.
                                        ------------------------------
                                        Managing Director

                                    VECTOR LATER-STAGE EQUITY FUND II
                                    (Q.P.), L.P.

                                    By: Vector Fund Management, II, L.L.C.
                                        Its General Partner

                                    By: /s/ Douglas Reed
                                        K. Flynn McDonald
                                        ------------------------------
                                        Managing Director

                          Address:  1751 Lake Cook Road, Suite 350
                                    Deerfield, IL  60015


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

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                                    HEALTH CARE INDEMNITY, INC.

                                    By:      Columbia/HCA Healthcare Corporation
                                    Its:     Investment Advisor

                                    By:      /s/ James T. Glasscock
                                             -----------------------------------

                                    Name:    James T. Glasscock
                                             -----------------------------------

                                    Its:     VP, Investments
                                             -----------------------------------

                          Address:  One Park Plaza
                                    Post Office Box 550
                                    Nashville, TN 37202-0550

                                    OCEAN AVENUE INVESTORS, LLC -
                                    ANACAPA FUND

                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                                    OCEAN AVENUE INVESTORS, LLC -
                                    FOUNDERS FUND

                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                                    OCEAN AVENUE INVESTORS, LLC -
                                    REDSTONE FUND

                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                          Address:  100 Wilshire Boulevard, Suite 1850
                                    Santa Monica, CA  90401


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

NEW INVESTORS:                      KINGSBURY CAPITAL PARTNERS, L.P., III

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel

                                    By:      /s/ Timothy J. Wollaeger
                                             -----------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                          Address:  3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122

                                    KINGSBURY CAPITAL PARTNERS, L.P., IV

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel

                                    By:      /s/ Timothy J. Wollaeger
                                             -----------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                          Address:  3655 Nobel Drive, Suite 490
                                    San Diego, CA 92122

                                    VECTOR LATER-STAGE EQUITY FUND II
                                    (QP), L.P.

                                    By:      Vector Fund Management II, L.L.C.
                                             Its General Partner

                                    By:      /s/ Douglas Reed
                                             -----------------------------------
                                             Douglas Reed, M.D.
                                             Managing Director


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                    VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                    By:      Vector Fund Management, II, L.L.C.
                                             Its General Partner

                                    By:      /s/ Douglas Reed
                                             -----------------------------------
                                             Douglas Reed, M.D.
                                             Managing Director

                          Address:  1751 Lake Cook Road, Suite 350
                                    Deerfield, IL  60015

                                    OCEAN AVENUE INVESTORS, LLC -
                                    ANACAPA FUND I

                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                                    OCEAN AVENUE INVESTORS, LLC -
                                    FOUNDERS FUND

                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                                    OCEAN AVENUE INVESTORS, LLC -
                                    REDSTONE FUND


                                    By:      /s/ Michael Browne
                                             -----------------------------------
                                             Michael Browne
                                             Manager

                          Address:  100 Wilshire Boulevard, Suite 1850
                                    Santa Monica, CA  90401


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                    HEALTH CARE INDEMNITY, INC.

                                    By:      Columbia/HCA Healthcare Corporation
                                    Its:     Investment Advisor

                                    By:      /s/ James T. Glasscock
                                             -----------------------------------

                                    Name:    James Glasscock
                                             -----------------------------------

                                    Its:     VP, Investments
                                             -----------------------------------

                          Address:  One Park Plaza
                                    Post Office Box 550
                                    Nashville, TN 37202-0550

                                    AUREUS DIGIRAD, LLC

                                    By:      /s/ Robert M. Averick
                                             -----------------------------------

                                    Name:    Robert Averick
                                             -----------------------------------

                                    Its:     Member
                                             -----------------------------------

                          Address:  100 First Stamford Place
                                    Stamford, CT  06902

                                    MERRILL LYNCH VENTURES, LLC

                                    By:      /s/ Edward J. Higgins
                                             -----------------------------------
                                             Edward J. Higgins
                                             Vice President

                          Address: 2 World Financial Center, 31st Floor New York, NY 10281
                                    Attn: Robert F. Tully


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     MID CAROLINA CARDIOLOGY, PA



                                     By:      /s/ Stephen A. McAdams MD
                                             -----------------------------------
                                     Its:     Chief Executive Officer
                                             -----------------------------------
                                     Name:    Stephen A. McAdams
                                             -----------------------------------

                            Address: 1718 East 4th Street, Suite 901
                                     Charlotte, NC  28277
                                     Attn: Stephen A. McAdams


                                     STEPHEN ALAN MCADAMS AND LOU ANN
                                     MCADAMS, AS JOINT TENANTS



                                     By:      /s/ Stephen Alan McAdams
                                             -----------------------------------
                                             Stephen Alan McAdams

                                     By:      /s/ Lou Ann McAdams
                                             -----------------------------------
                                             Lou Ann McAdams

                            Address: 4901 Old Course Drive
                                     Charlotte, NC  28277



                                     AKINYELE ALUKO, M.D.



                                     /s/ Akinyele Aluko
                                     -----------------------------------
                                     Akinyele Aluko, M.D.

                            Address: 5725 Laurium Road
                                     Charlotte, NC  28228


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     HARVEY FAMILY LLC


                                     By:      /s/ John Harvey
                                             -----------------------------------
                                             John Harvey, M.D.
                                             Manager

                            Address: 2305 NW Grand Boulevard
                                     Oklahoma City, OK  73116



                                     GFP DIGIRAD, LLC


                                     By:      /s/ illegible
                                             -----------------------------------
                                     Its:     Managing Member
                                             -----------------------------------
                                     Name:    /s/ illegible
                                             -----------------------------------

                            Address: 4000 West Brown Deer Road
                                     Milwaukee, WI  53209-1221
                                     Attention:  Bruce Gendelman



                                     DR. JEROME WILLIAMS, JR.


                                     /s/ Jerome Williams, Jr.
                                     -----------------------------------
                                     Dr. Jerome Williams, Jr.

                            Address: 4534 Rosecliff Drive
                                     Charlotte, NC  28277

                                     DWAYNE A. SCHMIDT


                                     /s/ Dwayne A. Schmidt
                                     -----------------------------------
                                     Dwayne A. Schmidt

                            Address: 327 Northwest 14th Street
                                     Oklahoma City, OK  73103


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     RICHARD N. LINDER AND JUDY F. LINDER


                                     /s/ Richard N. Linder
                                     -------------------------------------------
                                     Richard N. Linder


                                     /s/ Judy G. Linder
                                     -------------------------------------------
                                     Judy F. Linder

                            Address: 805 Polo Run
                                     Collierville, TN  38017

                                     FISK VENTURES LLC



                                     By:     /s/ illegible
                                             -----------------------------------
                                     Its:    Manager
                                             -----------------------------------

                            Address: 4041 North Main Street
                                     Post Office Box 1919
                                     Racine, Wisconsin 53401-1919



                                     INGLEWOOD VENTURES, LP



                                     By:     /s/ Daniel C. Wood
                                             -----------------------------------
                                     Its:    Member
                                             -----------------------------------

                            Address: 12526 High Bluff Drive, Suite 300
                                     San Diego, CA  92130



                                     THE UNIVERSITY OF NORTH CAROLINA AT
                                     CHAPEL HILL FOUNDATION INVESTMENT
                                     FUND, INC.



                                     By:     /s/ Mark W. Yusko
                                             -----------------------------------
                                             Mark W. Yusko

                                     Its:    Assistant Treasurer
                                             -----------------------------------

                            Address: 308 West Rosemary Street, Suite 203
                                     Chapel Hill, NC  27516


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     PALIVACINNI PARTNERS, LLC



                                     By:     /s/ Peter K. Shagory
                                             -----------------------------------
                                             Peter K. Shagory

                                     Its:    Manager
                                             -----------------------------------

                            Address: 1751 Lake Cook Road, Suite 350
                                     Deerfield, IL  60015



                                     KINGSBURY CAPITAL PARTNERS, L.P.

                                     By:     Kingsbury Associates, L.P.,
                                             Its General Counsel

                                     By:     /s/ Timothy J. Wollaeger
                                             -----------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                            Address: 3655 Nobel Drive, Suite 490
                                     San Diego, CA  92122


                                     KINGSBURY CAPITAL PARTNERS, L.P., II

                                     By:     Kingsbury Associates, L.P.,
                                             Its General Counsel

                                     By:     /s/ Timothy J. Wollaeger
                                             -----------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                            Address: 3655 Nobel Drive, Suite 490
                                     San Diego, CA  92122



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     ANACAPA INVESTORS, LLC -
                                     ANACAPA I



                                     By:     /s/ Rob Raede
                                             -----------------------------------
                                             Rob Raede
                                             Manager

                            Address: 32 W. Anapamu, #350
                                     Santa Barbara, CA  93101




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     THE ARTHUR & SOPHIE BRODY REVOCABLE TRUST
                                     DATED 4/13/89


                                     By:     /s/ illegible
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: 990 Highland Drive, Suite 100
                                     Solana Beach, CA  92075-2472
                                     Attn:  Arthur Brody


                                     MALIN BURNHAM


                                     By:     /s/ Malin Burnham
                                             -----------------------------------
                                             Malin Burnham

                            Address: 610 West Ash Street, Suite 2000
                                     San Diego, CA  92101-3350


                                     DERBES FAMILY TRUST UDT DATED 4/25/86


                                     By:     /s/ Daniel W. Derbes
                                             -----------------------------------
                                             Daniel W. Derbes

                                     Its:    Trustee
                                             -----------------------------------

                            Address: c/o Signal Ventures
                                     777 South Pacific Coast Highway,
                                     Suite 107
                                     Solana Beach, CA  92075
                                     Attn:  Dan Derbes


                                     ELLIOT FEUERSTEIN TRUST DATED 5/14/82


                                     By:     /s/ Elliot Feuerstein
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: 8924 Mira Mesa Boulevard
                                     San Diego, CA  92126
                                     Attn:  Elliot Feuerstein




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     STANLEY & MAXINE FIRESTONE TRUST
                                     DATED 12/2/88


                                     By:     Stanley Firestone - TTEE
                                             -----------------------------------
                                     Its:    /s/ Stanley Firestone
                                             -----------------------------------

                            Address: c/o Malibu Clothes
                                     259 South Beverly Drive
                                     Beverly Hills, CA  90212
                                     Attn:  Stanley Firestone


                                     THE STANLEY E. AND PAULINE M. FOSTER TRUST
                                     DATED 7/31/81


                                     By:     /s/ Stanley Foster
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: 705 12th Avenue
                                     San Diego, CA  92101
                                     Attn:  Stanley E. Foster




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     JOAN P. KATZ TRUSTEE OF NON-EXEMPT TRUST
                                     "C" UNDER IRA R. & JOAN K. KATZ QUALIFIED
                                      MARITAL TRUST

                                     By:     /s/ Joan P. Katz
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: c/o Evergreen Wealth Management
                                     7911 Herschel Avenue, #311
                                     La Jolla, CA  92037
                                     Attn:  Alan Aielo


                                     KNOWLES FAMILY TRUST


                                     By:     /s/ illegible
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: c/o Wall Street Property Company
                                     1250 Prospect Avenue, Suite 200
                                     La Jolla, CA  92038
                                     Attn:  Raymond V. Knowles


                                     ARTHUR E. NICHOLAS


                                     By:     /s/ Arthur Nicholas
                                             -----------------------------------
                                     Its:
                                             -----------------------------------

                            Address: c/o Nicholas-Applegate Capital
                                     Management
                                     600 West Broadway, 29th Floor
                                     San Diego, CA  92101
                                     Attn:  Maureen Brown


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                     PAGE TRUST DATED 3/3/89


                                     By:     /s/ illegible
                                             -----------------------------------
                                     Its:    Trustee
                                             -----------------------------------

                            Address: 1904 Hidden Crest Drive
                                     El Cajon, CA  92019
                                     Attn:  Tom Page


                                     FORREST N. SHUMWAY & PATRICIA K. SHUMWAY
                                     MARITAL TRUST DTD 4/26/94

                                     By:     /s/ Forrest Shumway
                                             -----------------------------------
                                     Its:
                                             -----------------------------------

                            Address: 9171 Towne Centre Drive, Suite 410
                                     San Diego, CA  92122-1238
                                     Attn:  Forrest N. Shumway











                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           SERIES E VOTING AGREEMENT]

                                   SCHEDULE A
EXISTING INVESTORS
Johnson & Johnson Development Corporation
Kingsbury Capital Partners L.P., III
Sorrento Growth Partners I, L.P.
Sorrento Ventures II, L.P.
Sorrento Ventures III, L.P.
Sorrento Ventures CE, L.P.
Vector Later-Stage Equity Fund, L.P.
Vector Later-Stage Equity Fund II, L.P.
Vector Later-Stage Equity Fund II (Q.P.), L.P.
Ocean Avenue Investors - Founders Fund
Ocean Avenue Investors - Redstone Fund
Ocean Avenue Investors - Anacapa Fund I
Health Care Indemnity, Inc.
Mitsui & Co., Ltd.
MVC Global Japan Fund I
Page Trust DTD 03/03/89
Elliot Feuerstein Trust DTD 05/14/82

NEW INVESTORS
Kingsbury Capital Partners L.P., III
Kingsbury Capital Partners L.P., IV
Vector Later-Stage Equity Fund II, L.P.
Vector Later-Stage Equity Fund II (Q.P.), L.P.
Ocean Avenue Investors, LLC - Anacapa Fund I
Health Care Indemnity, Inc.
Aureus Digirad, LLC
Merrill Lynch Ventures, LLC
Mid Carolina Cardiology, PA
Stephen Alan McAdams and Lou Ann McAdams, As Joint Tenants
Akinyele Aluko, M.D.
Harvey Family LLC
GFP Digirad
Dr. Jerome Williams, Jr.
Dwayne A. Schmidt
Richard N. Linder and Judy F. Linder
Fisk Ventures LLC
Inglewood Ventures, LP
The University of North Carolina at Chapel Hill
      Foundation Investment Fund, Inc.
Palivaccini Partners, LLC
Kingsbury Capital Partners L.P.,
Kingsbury Capital Partners L.P., II
Anacapa Investors, LLC - Anacapa I
Kingsbury Capital Partners, L.P.
Kingsbury Capital Partners, L.P. II

The Arthur & Sophie Brody Revocable Trust dated 4/13/89
Malin Burnham
Derbes Family Trust udt Dated 4/25/86
Elliot Feuerstein Trust Dated 5/14/82
Stanley & Maxine Firestone Trust Dated 12/2/88
The Stanley E. And Pauline M. Foster Trust dtd 7/31/81
Ira R. & Joan P. Katz Qualified Marital Trust
Knowles Family Trust
Arthur E. Nicholas
Page Trust Dated 3/3/89
Forrest N. Shumway & Patricia K.
         Shumway Marital Trust DTD 4/26/94


                                                        A-2